UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2015

Independence Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36041	26-4567130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (215) 243-9000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed, on May 11, 2015, Independence Realty Trust, Inc., a Maryland corporation (“IRT”), Independence Realty Operating Partnership, LP, a Delaware limited partnership and a subsidiary of IRT (“IRT OP”), IRT Limited Partner, LLC, a Delaware limited liability company and a wholly-owned subsidiary of IRT (“IRT LP LLC”), Adventure Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of IRT OP (“OP Merger Sub”), Trade Street Residential, Inc. (“TSRE”) and Trade Street Operating Partnership, L.P. (“TSR OP”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for: (i) OP Merger Sub to merge into TSR OP (the “Partnership Merger”), with TSR OP continuing as the surviving entity, and (ii) TSRE to merge into IRT LP LLC (the “Company Merger” and, together with the Partnership Merger, the “Merger”), with IRT LP LLC continuing as the surviving entity and a wholly-owned subsidiary of IRT.

This Current Report on Form 8-K provides certain financial information with respect to the proposed Merger for the purpose of incorporating such information by reference into IRT’s effective registration statements under the Securities Act of 1933, as amended (the “Securities Act”). This financial information was previously included or incorporated by reference in IRT’s Registration Statement on Form S-4 (Registration No. 333-204578) filed with the Securities and Exchange Commission (“SEC”) on May 29, 2015. Specifically, this Current Report on Form 8-K provides: (1) TSRE’s unaudited condensed consolidated financial statements as of March 31, 2015 and for the three months ended March 31, 2015 and 2014, attached hereto as Exhibit 99.1, (2) TSRE’s audited consolidated financial statements and schedule as of December 31, 2014 and 2013, and for each of the years in the three-year period ended December 31, 2014, attached hereto as Exhibit 99.2, and (3) IRT’s unaudited pro forma condensed consolidated financial statements as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014, giving effect to the proposed Merger, attached hereto as Exhibit 99.3. The information in Exhibit 99.1 and Exhibit 99.2 was provided by TSRE.

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between IRT and TSRE. In connection with this proposed business combination, IRT, on May 29, 2015, IRT filed a registration statement on Form S-4 with the SEC, which includes the preliminary joint proxy statement of IRT and TSRE and which also constitutes a preliminary prospectus of IRT. The information in the preliminary joint proxy statement/prospectus is not complete and may be changed. The definitive joint proxy statement/prospectus will be mailed to stockholders of IRT and TSRE after the registration statement is declared effective by the SEC. INVESTORS AND SECURITY HOLDERS OF IRT AND TSRE ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain a free copy of the registration statement and joint proxy statement/prospectus, as well as other documents filed with the SEC by IRT and/or TSRE through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by IRT will be available free of charge on IRT’s internet website at http://www.irtreit.com or by contacting IRT’s Investor Relations Department by email at aviroslav@irtreit.com or by phone at +1-215-243-9000. Copies of the documents filed with the SEC by TSRE will be available free of charge on TSRE’s internet website at http://www.tradestreetresidential.com or by contacting TSRE’s Investor Relations Department by email at ir@trade-street.com or by phone at +1-786-248-6099.

Participants in Solicitation

IRT, TSRE, their respective directors and certain of their respective executive officers, as well as RAIT Financial Trust, a stockholder of IRT, and Independence Realty Advisors, LLC, IRT’s advisor, may be considered participants in the solicitation of proxies in connection with the proposed Merger. Information about these persons is set forth in the preliminary joint proxy statement/prospectus on Form S-4, as amended, and will be set forth in the definitive joint proxy statement/prospectus, filed with the SEC by IRT and TSRE. Additional information about the directors and executive officers of IRT is set forth in IRT’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 16, 2015, and in IRT’s proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 7, 2015. Information about the directors and executive officers of TSRE is set forth in TSRE’s Annual Report on Form 10-K/A for the year ended December 31, 2014, which was filed with the SEC on March 25, 2015. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the registration statement and joint proxy statement/prospectus (or will be contained in any amendments or supplements thereto and in other relevant materials to be filed with the SEC, when they become available). These documents can be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The unaudited consolidated financial statements of TSRE as of March 31, 2015 and for the three months ended March 31, 2015 and 2014 are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

The audited consolidated financial statements of TSRE as of December 31, 2014 and 2013 and for each of the years in the three-year period ended December 31, 2014 are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

(b)	Pro forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of IRT as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014, giving effect to the proposed Merger, are filed herewith as Exhibit 99.3 and incorporated in this Item 9.01(b) by reference.

(d)	Exhibits.

23.1	Consent of Grant Thornton LLP, independent registered public accounting firm for Trade Street Residential, Inc.

99.1	Unaudited Condensed Consolidated Financial Statements of Trade Street Residential, Inc. as of March 31, 2015 and for the three months ended March 31, 2015 and 2014.

99.2	Audited Consolidated Financial Statements of Trade Street Residential, Inc. as of December 31, 2014 and 2013 and for each year in the three-year period ended December 31, 2014.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of Independence Realty Trust, Inc. as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

June 11, 2015	By:	/s/ James J. Sebra
Name: James J. Sebra
Title: Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP, independent registered public accounting firm for Trade Street Residential, Inc.

99.1	Unaudited Condensed Consolidated Financial Statements of Trade Street Residential, Inc. as of March 31, 2015 and for the three months ended March 31, 2015 and 2014.

99.2	Audited Consolidated Financial Statements of Trade Street Residential, Inc. as of December 31, 2014 and 2013 and for each year in the three-year period ended December 31, 2014.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of Independence Realty Trust, Inc. as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014.